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                                                                      EXHIBIT 20

BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST V
SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
SERIES 1998-2, INVESTOR NUMBER 19982002

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MONTHLY SERVICING SUMMARY                                                   PERIOD ENDING:           09/30/98
------------------------------------------------------------------------------------------------------------------------
                                                                          Pass Through
                                                                              Rate          Balance          Pool Factor
                                                                          ------------  ---------------     ------------
Determination Date:          10/07/98                BOP  Scheduled Pool                $668,740,927.35      97.4865704%
Remittance Date:             10/13/98                EOP  Scheduled Pool                 662,125,824.91      96.5222453%
Prior Period WAC               10.19%              Class A-1 Certificate     5.8900%      23,943,207.07      50.0903914%
Current Period WAC             10.18%              Class A-2 Certificate     6.0400%      79,000,000.00     100.0000000%
                                                   Class A-3 Certificate     6.0400%      64,000,000.00     100.0000000%
                                                   Class A-4 Certificate     6.1100%      78,000,000.00     100.0000000%
                                                   Class A-5 Certificate     6.2000%      44,000,000.00     100.0000000%
                                                   Class A-6 Certificate     6.2400%      69,000,000.00     100.0000000%
                                                   Class A-7 Certificate     6.5500%     180,705,000.00     100.0000000%
                                                     Class M Certificate     6.8300%      51,449,000.00     100.0000000%
                                                   Class B-1 Certificate     7.9300%      41,159,000.00     100.0000000%
                                                   Class B-2 Certificate     7.6000%      30,869,617.84     100.0000000%


I.    RECAP OF POOL:                                  LOAN
                                                     COUNT               CLASS A-1           CLASS A-2          CLASS A-3
                                                     -------           ----------------     --------------      --------------
      Beginning Certificate Balance                  25,280             $30,558,309.51      $79,000,000.00      $64,000,000.00
      Scheduled Principal Reduction                                      (1,623,661.06)               0.00                0.00
      Partial Principal Prepayments                                        (225,798.31)               0.00                0.00
      Principal Prepayments In Full                    (185)             (4,025,970.44)               0.00                0.00
      Contract Liquidations                             (33)               (739,672.63)               0.00                0.00
      Contract Repurchases                                0                       0.00                0.00                0.00
      Previously Undistributed Shortfalls                                         0.00                0.00                0.00
                                                     ------            ---------------      --------------      --------------
      Remaining Certificate Balance                  25,062             $23,943,207.07      $79,000,000.00      $64,000,000.00
                                                     ------            ---------------      --------------      --------------
                                                     ------            ---------------      --------------      --------------


                                                      CLASS A-4             CLASS A-5          CLASS A-6          CLASS A-7
                                                   ---------------       --------------     --------------     ---------------
      Beginning Certificate Balance                 $78,000,000.00       $44,000,000.00     $69,000,000.00     $180,705,000.00
      Scheduled Principal Reduction                           0.00                 0.00               0.00                0.00
      Partial Principal Prepayments                           0.00                 0.00               0.00                0.00
      Principal Prepayments In Full                           0.00                 0.00               0.00                0.00
      Contract Liquidations                                   0.00                 0.00               0.00                0.00
      Contract Repurchases                                    0.00                 0.00               0.00                0.00
      Previously Undistributed Shortfalls                     0.00                 0.00               0.00                0.00
                                                    --------------      ---------------     --------------     ---------------
      Remaining Certificate Balance                 $78,000,000.00       $44,000,000.00     $69,000,000.00     $180,705,000.00
                                                    --------------      ---------------     --------------     ---------------
                                                    --------------      ---------------     --------------     ---------------


                                                                             CLASS M            CLASS B-1          CLASS B-2
                                                                         --------------     --------------     ---------------
      Beginning Certificate Balance                                      $51,449,000.00     $41,159,000.00      $30,869,617.84
      Scheduled Principal Reduction                                                0.00               0.00                0.00
      Partial Principal Prepayments                                                0.00               0.00                0.00
      Principal Prepayments In Full                                                0.00               0.00                0.00
      Contract Liquidations                                                        0.00               0.00                0.00
      Contract Repurchases                                                         0.00               0.00                0.00
      Previously Undistributed Shortfalls                                          0.00               0.00                0.00
                                                                         --------------     --------------      --------------
      Remaining Certificate Balance                                      $51,449,000.00     $41,159,000.00      $30,869,617.84
                                                                         --------------     --------------      --------------
                                                                         --------------     --------------      --------------


II.   DISTRIBUTIONS:
                                                                            CLASS A-1          CLASS A-2          CLASS A-3
                                                                         --------------     --------------     ---------------
      Principal Distribution Amount                                       $6,615,102.44              $0.00               $0.00
      Scheduled Interest Distribution Amount                                 149,990.37         397,633.33          322,133.33
      Unpaid Interest Shortfall Current Period                                     0.00               0.00                0.00
      Previously Undistributed Interest Shortfalls                                 0.00               0.00                0.00
                                                                       ----------------     --------------      --------------
      Total Distribution                                                  $6,765,092.81        $397,633.33         $322,133.33
                                                                       ----------------     --------------      --------------
                                                                       ----------------     --------------      --------------

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                                                      CLASS A-4            CLASS A-5           CLASS A-6          CLASS A-7
                                                   ---------------       --------------     --------------     ---------------
      Principal Distribution Amount                          $0.00                $0.00              $0.00               $0.00
      Scheduled Interest Distribution Amount            397,150.00           227,333.33         358,800.00          986,348.13
      Unpaid Interest Shortfall Current Period                0.00                 0.00               0.00                0.00
      Previously Undistributed Interest Shortfalls            0.00                 0.00               0.00                0.00
                                                    --------------       --------------      -------------       -------------
      Total Distribution                               $397,150.00          $227,333.33        $358,800.00         $986,348.13
                                                    --------------       --------------      -------------       -------------
                                                    --------------       --------------      -------------       -------------

                                                                            CLASS M            CLASS B-1          CLASS B-2
                                                                         --------------      -------------       -------------
      Principal Distribution Amount                                               $0.00              $0.00               $0.00
      Scheduled Interest Distribution Amount                                 292,830.56         271,992.39          195,507.58
      Unpaid Interest Shortfall Current Period                                     0.00               0.00                0.00
      Previously Undistributed Interest Shortfalls                                 0.00               0.00                0.00
                                                                         --------------      -------------       -------------
      Total Distribution                                                    $292,830.56        $271,992.39         $195,507.58
                                                                         --------------      -------------       -------------
                                                                         --------------      -------------       -------------

      AVAILABLE DISTRIBUTION AMOUNT:                                                         11,182,581.79
                                                                                             -------------
                                                                                             -------------

III.  MONTHLY ADVANCE
                                                         Monthly Advance Amount                      $0.00
                                                    Outstanding Amount Advanced                      $0.00


IV.   RESIDUAL INTEREST DISTRIBUTION AMOUNT                                                    $967,760.33
                                                                                               -----------
                                                                                               -----------


V.    SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                                             $7,302,386.10
                                                                  Gross Int....              (5,678,725.04)
                                                                                             -------------
                                                                  Principal....               1,623,661.06
                                                                                             -------------
                                                                                             -------------


VI.   SERVICING FEE:                                                                           $557,284.11
                                                                                               -----------
                                                                                               -----------


VII.  DELINQUENCY INFORMATION:
                                                       Days Delinquent        Number         Actual Balance
                                                       ---------------        ------         --------------
                                                          31 - 59               321          $7,773,032.88
                                                          60 - 89                78           2,087,180.07
                                                         90 or more              55           1,347,823.35
                                                       ----------------         ---         --------------
                                                       Total Delinquent         454         $11,208,036.30
                                                       ----------------         ---         --------------
                                                       ----------------         ---         --------------


VIII. REPOSSESSION INFORMATION:                                               Number         Actual Balance
                                                                              ------         --------------
                                                      BOP Repossessions          50          $1,545,929.31
                                          Plus Repossessions this Month          68           1,824,756.10
                                                      Less Liquidations         (33)          ($750,440.66)
                                                                                ---          -------------
                                                      EOP Repossessions          85          $2,620,244.75
                                                                                ---          -------------
                                                                                ---          -------------


IX.   REPURCHASES:
                                                                              Number         Actual Balance
                                                                              ------         --------------
                                      Contracts Repurchased or Replaced           0                  $0.00
                                          Eligible Substitute Contracts           0                  $0.00
                                                                                 --                  -----
                                            Difference Paid by Servicer           0                  $0.00
                                                                                 --                  -----
                                                                                 --                  -----


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
X.    RESERVE ACCOUNT SUMMARY:
                           Reserve Account Deposit Amount                                                         $0.00
                           Reserve Account Draw Amount                                                            $0.00
                           Distribution to Class R                                                           $30,478.74
                           Certificateholder
                           Ending Balance  at                         30-Sep-98                           $6,890,304.74

XI.   DELINQUENCY RATIOS
                                                                    Average 30-Day Delinquency Ratio              1.07%
                                                                    Average 60-Day Delinquency Ratio              0.40%
                                                                      Cumulative Realized Loss Ratio              0.15%
                                                                         Current Realized Loss Ratio              0.09%

XII.  LIQUIDATION LOSSES:
                                                    Previous Period Aggregate Net Liquidation Losses:      $572,167.00
                                                     Current Period Aggregate Net Liquidation Losses:    $1,009,972.05
                                                                   Current Period Liquidation Losses:      $437,805.05


XIV.  CERTIFICATE ACCOUNT INTEREST:                                                                         $40,492.55

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